BALANCE SHEETS                                                Exhibit 99 (b)
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                      Period Ended
                                                 ---------------------------------------------------
                                                   March 31,        December 31,         March 31,
                                                     2007               2006               2006
                                                 --------------    ---------------     -------------
                                                  (Unaudited)                           (Unaudited)
 ASSETS
 Cash and due from banks                             $ 559,264          $ 775,376         $ 610,563
 Trading securities                                     46,079             37,076            26,055
 Funds sold and resell agreements                       13,988             21,950            25,720
 Securities:
   Available for sale                                4,786,316          4,655,061         4,771,401
   Investment                                          241,436            248,689           237,224
   Mortgage trading securities                         131,524            162,837            64,704
                                                 --------------    ---------------     -------------
 Total securities                                    5,159,276          5,066,587         5,073,329
 Loans:
   Commercial                                        6,442,356          6,208,884         5,238,821
   Commercial real estate                            2,550,647          2,446,540         2,104,960
   Residential mortgage                              1,318,291          1,256,259         1,177,337
   Residential mortgage held for sale                   75,011             64,625            40,299
   Consumer                                            756,989            739,495           640,542
                                                 --------------    ---------------     -------------
   Total loans                                      11,143,294         10,715,803         9,201,959
 Less reserve for loan losses                         (114,371)          (109,497)         (104,143)
                                                 --------------    ---------------     -------------
   Loans, net of reserve                            11,028,923         10,606,306         9,097,816
 Premises and equipment, net                           193,244            188,041           177,959
 Accrued revenue receivable                            111,782            118,236           102,759
 Intangible assets, net                                257,350            258,060           261,652
 Mortgage servicing rights, net                         68,120             65,946            68,608
 Real estate and other repossessed assets                8,414              8,486             8,196
 Bankers' acceptances                                    3,093             43,613            35,315
 Derivative contracts                                  220,120            284,239           401,444
 Cash surrender value of bank-owned life insurance     214,730            212,230             7,658
 Receivable on unsettled securities trades              45,873                  -                 -
 Other assets                                          227,820            373,478           403,695
                                                 --------------    ---------------     -------------
 TOTAL ASSETS                                     $ 18,158,076       $ 18,059,624      $ 16,300,769
                                                 ==============    ===============     =============



 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                          $ 1,686,636        $ 1,780,059       $ 1,784,587
   Interest-bearing transaction                      6,052,112          5,996,970         5,144,120
   Savings                                             149,707            139,130           159,471
   Time                                              4,320,128          4,470,546         4,220,068
                                                 --------------    ---------------     -------------
 Total deposits                                     12,208,583         12,386,705        11,308,246
 Funds purchased and
   repurchase agreements                             2,511,210          2,348,516         1,622,185
 Other borrowings                                      852,118            593,731           833,114
 Subordinated debentures                               298,819            297,800           294,130
 Accrued interest, taxes, and expense                  108,524            104,752            92,495
 Bankers' acceptances                                    3,093             43,613            35,315
 Due on unsettled securities trades                          -            107,420             2,142
 Derivative contracts                                  236,775            298,679           419,776
 Other liabilities                                     153,006            157,386           127,931
                                                 --------------    ---------------     -------------
 TOTAL LIABILITIES                                  16,372,128         16,338,602        14,735,334
 Shareholders' equity:
   Capital, surplus and retained earnings            1,842,272          1,794,466         1,659,748
   Accumulated other comprehensive loss                (56,324)           (73,444)          (94,313)
                                                 --------------    ---------------     -------------
 TOTAL SHAREHOLDERS' EQUITY                          1,785,948          1,721,022         1,565,435
                                                 --------------    ---------------     -------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                           $ 18,158,076       $ 18,059,624      $ 16,300,769
                                                 ==============    ===============     =============



 AVERAGE BALANCE SHEETS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                              Quarter Ended
                                         ---------------------------------------------------------------------------------------
                                           March 31,        December 31,        September 30,     June 30,          March 31,
                                             2007               2006               2006             2006              2006
                                         --------------    ---------------     -------------   ---------------    --------------
ASSETS
Trading securities                            $ 29,613           $ 22,668          $ 21,721          $ 23,672          $ 16,722
Funds sold and resell agreements                55,674             39,665            51,518            32,048            21,181
Securities:
  Available for sale                         4,750,643          4,670,470         4,681,094         4,760,257         4,828,324
  Investment                                   242,622            248,692           238,908           227,810           236,953
  Mortgage trading securities                  131,705            145,426            80,756            68,518            59,160
                                         --------------    ---------------     -------------   ---------------    --------------
Total securities                             5,124,970          5,064,588         5,000,758         5,056,585         5,124,437
Loans:
  Commercial                                 6,297,338          6,028,240         5,568,238         5,355,644         5,217,467
  Commercial real estate                     2,493,445          2,352,289         2,280,681         2,247,779         2,096,885
  Residential mortgage                       1,291,827          1,209,115         1,223,140         1,176,660         1,166,509
  Residential mortgage held for sale            69,818             61,328            51,647            47,163            45,983
  Consumer                                     740,735            710,869           689,896           645,064           637,863
                                         --------------    ---------------     -------------   ---------------    --------------
Total loans                                 10,893,163         10,361,841         9,813,602         9,472,309         9,164,706
Less allowance for loan losses                (113,379)          (108,377)         (106,474)         (106,048)         (105,135)
                                         --------------    ---------------     -------------   ---------------    --------------
Total loans, net                            10,779,784         10,253,464         9,707,128         9,366,261         9,059,571
                                         --------------    ---------------     -------------   ---------------    --------------
Total earning assets                        15,990,041         15,380,385        14,781,125        14,478,566        14,221,911
Cash and due from banks                        564,588            619,236           562,802           554,412           584,508
Other assets                                 1,385,329          1,539,411         1,487,196         1,531,312         1,463,820
                                         --------------    ---------------     -------------   ---------------    --------------
TOTAL ASSETS                              $ 17,939,958       $ 17,539,032      $ 16,831,123      $ 16,564,290      $ 16,270,239
                                         ==============    ===============     =============   ===============    ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Demand                                   $ 1,397,874        $ 1,481,455       $ 1,453,163       $ 1,474,835       $ 1,485,398
  Interest-bearing transaction               6,100,117          5,768,216         5,458,280         5,353,413         5,327,004
  Savings                                      143,101            139,796           146,276           153,200           155,554
  Time                                       4,420,390          4,417,427         4,314,672         4,220,204         4,162,952
                                         --------------    ---------------     -------------   ---------------    --------------
Total deposits                              12,061,482         11,806,894        11,372,391        11,201,652        11,130,908
Funds purchased and
  repurchase agreements                      2,640,485          2,584,354         2,138,749         2,118,211         1,731,983
Other borrowings                               668,078            586,743           750,247           684,431           882,878
Subordinated debentures                        297,806            298,427           293,146           292,474           295,792
Other liabilities                              530,659            566,128           657,269           695,418           680,897
                                         --------------    ---------------     -------------   ---------------    --------------
TOTAL LIABILITIES                           16,198,510         15,842,546        15,211,802        14,992,186        14,722,458
Shareholders' equity                         1,741,448          1,696,486         1,619,321         1,572,104         1,547,781
                                         --------------    ---------------     -------------   ---------------    --------------
TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY                  $ 17,939,958       $ 17,539,032      $ 16,831,123      $ 16,564,290      $ 16,270,239
                                         ==============    ===============     =============   ===============    ==============

 STATEMENTS OF EARNINGS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except per share data)

                                                          Quarter Ended
                                                            March 31,
                                                 ---------------------------------
                                                     2007               2006
                                                 --------------    ---------------
 Interest revenue                                    $ 274,576          $ 223,585
 Interest expense                                      145,738            106,259
                                                 --------------    ---------------
 Net interest revenue                                  128,838            117,326
 Provision for credit losses                             6,500              3,400
                                                 --------------    ---------------
 Net interest revenue after
   provision for credit losses                         122,338            113,926

 Other operating revenue
   Brokerage and trading revenue                        13,282             13,356
   Transaction card revenue                             20,184             18,508
   Trust fees and commissions                           18,995             17,945
   Deposit service charges and fees                     24,598             23,986
   Mortgage banking revenue                              6,540              6,789
   Bank-owned life insurance                             2,399                 63
   Other revenue                                         5,990              9,279
                                                 --------------    ---------------
  Total fees and commissions                            91,988             89,926
   Gain (loss) on asset sales                              694              1,041
   Gain (loss) on securities, net                         (563)            (1,221)
   Gain (loss) on derivatives, net                          71               (309)
                                                 --------------    ---------------
   Total other operating revenue                        92,190             89,437

 Other operating expense
   Personnel                                            78,729             71,232
   Business promotion                                    4,570              4,803
   Professional fees and services                        5,099              3,914
   Net occupancy and equipment                          13,206             13,026
   Data processing and communications                   16,974             16,995
   Printing, postage and supplies                        3,969              3,905
   Net (gains) losses and operating expenses
     of repossessed assets                                 207                219
   Amortization of intangible assets                     1,136              1,370
   Mortgage banking costs                                2,944              3,087
   Change in fair value of mortgage servicing rights     1,164             (7,081)
   Other expense                                         4,514              5,909
                                                 --------------    ---------------
 Total other operating expense                         132,512            117,379

 Income before taxes                                    82,016             85,984
 Federal and state income taxes                         29,223             31,236
                                                  --------------    ---------------

 Net income                                           $ 52,793           $ 54,748
                                                 ==============    ===============

 Average shares outstanding:
    Basic                                           67,085,310         66,715,396
    Diluted                                         67,574,671         67,260,659

 Earnings per share:
   Basic                                                $ 0.79             $ 0.82
                                                 ==============    ===============
   Diluted                                              $ 0.78             $ 0.81
                                                 ==============    ===============


 FINANCIAL HIGHLIGHTS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and share data)

                                                                                Quarter Ended
                                           ---------------------------------------------------------------------------------------
                                             March 31,        December 31,        September 30,     June 30,          March 31,
                                               2007               2006               2006             2006              2006
                                           --------------    ---------------     -------------   ---------------    --------------
 Capital:
   Period-end shareholders' equity           $ 1,785,948        $ 1,721,022       $ 1,669,918       $ 1,583,010       $ 1,565,435
   Risk-based capital ratios:
     Tier 1                                        9.97%              9.78%             9.99%            10.00%            10.16%
     Total capital                                11.76%             11.58%            12.07%            12.14%            12.41%
   Leverage ratio                                  8.95%              8.79%             8.88%             8.74%             8.60%

 Common stock:
   Book value per share                          $ 26.57            $ 25.66           $ 24.98           $ 23.68           $ 23.41

   Market value per share:
        High                                     $ 55.43            $ 54.98           $ 53.30           $ 49.60           $ 47.65
        Low                                      $ 49.37            $ 50.40           $ 48.13           $ 46.85           $ 44.40

   Cash dividends paid                          $ 10,081           $ 10,037          $ 10,034          $ 10,024           $ 6,694
   Dividend payout ratio                          19.10%             19.84%            19.05%            18.23%            12.23%
   Shares outstanding, net                    67,227,050         67,067,750        66,859,272        66,840,241        66,883,037
   Stock buy-back program:
       Shares repurchased                         25,000              7,500            71,447           108,322            61,408
       Amount                                $ 1,256,000          $ 380,998       $ 3,702,729       $ 5,259,931       $ 2,759,075
                                           --------------    ---------------     -------------   ---------------    --------------
       Average price per share                   $ 50.24            $ 50.80           $ 51.82           $ 48.56           $ 44.93
                                           ==============    ===============     =============   ===============    ==============

 Performance ratios:
  Return on average assets                         1.19%              1.14%             1.24%             1.33%             1.36%
  Return on average equity                        12.29%             11.83%            12.90%            14.03%            14.35%
  Net interest margin                              3.32%              3.25%             3.38%             3.40%             3.39%
  Efficiency ratio                                58.92%             60.71%            59.81%            58.04%            59.61%

 Other data:
     Gain (loss) on economic hedge of
        mortgage servicing rights                   $254            $ (465)           $ 3,757          $ (2,534)         $ (1,861)
     Trust assets                           $ 33,113,964       $ 31,704,091      $ 29,732,804      $ 28,746,686      $ 29,091,040
     Mortgage servicing portfolio            $ 4,525,719        $ 4,526,508       $ 4,524,071       $ 4,536,605       $ 4,520,976
     Mortgage loan fundings during the quarter $ 177,032          $ 179,139         $ 204,264         $ 214,835         $ 168,220
     Mortgage loan refinances to total fundings    34.72%             39.19%            23.89%            21.71%            27.59%
     Tax equivalent adjustment                   $ 2,085            $ 1,965           $ 1,836           $ 1,640           $ 1,522


 QUARTERLY EARNINGS TRENDS - UNAUDITED BOK FINANCIAL CORPORATION (In thousands, except ratio and per share data)

                                                                                 Quarter Ended
                                            ---------------------------------------------------------------------------------------
                                              March 31,        December 31,        September 30,     June 30,          March 31,
                                                2007               2006               2006             2006              2006
                                            --------------    ---------------     -------------   ---------------    --------------
 Interest revenue                               $ 274,576          $ 266,924         $ 255,480         $ 240,440         $ 223,585
 Interest expense                                 145,738            142,646           131,502           119,334           106,259
                                            --------------    ---------------     -------------   ---------------    --------------
 Net interest revenue                             128,838            124,278           123,978           121,106           117,326
 Provision for credit losses                        6,500              5,953             5,254             3,795             3,400
                                            --------------    ---------------     -------------   ---------------    --------------
 Net interest revenue after
   provision for credit losses                    122,338            118,325           118,724           117,311           113,926

 Other operating revenue
   Brokerage and trading revenue                   13,282             14,382            13,078            12,597            13,356
   Transaction card revenue                        20,184             20,224            19,939            19,951            18,508
   Trust fees and commissions                      18,995             18,240            17,101            17,751            17,945
   Deposit service charges and fees                24,598             25,787            26,322            26,341            23,986
   Mortgage banking revenue                         6,540              6,077             6,935             7,195             6,789
   Bank-owned life insurance                        2,399              2,346               117                32                63
   Other revenue                                    5,990              7,799             9,519            10,037             9,279
                                            --------------    ---------------     -------------   ---------------    --------------
  Total fees and commissions                       91,988             94,855            93,011            93,904            89,926
   Gain (loss) on asset sales                         694                252               475              (269)            1,041
   Gain (loss) on securities, net                    (563)              (864)            3,718            (2,583)           (1,221)
   Gain (loss) on derivatives, net                     71               (520)              379              (172)             (309)
                                            --------------    ---------------     -------------   ---------------    --------------
   Total other operating revenue                   92,190             93,723            97,583            90,880            89,437

 Other operating expense
   Personnel                                       78,729             78,054            74,605            72,369            71,232
   Business promotion                               4,570              5,345             4,401             4,802             4,803
   Professional fees and services                   5,099              4,734             4,734             4,362             3,914
   Net occupancy and equipment                     13,206             12,741            13,222            13,199            13,026
   Data processing and communications              16,974             16,843            16,931            16,157            16,995
   Printing, postage and supplies                   3,969              3,774             4,182             4,001             3,905
   Net (gains) losses and operating expenses
     of repossessed assets                            207                167                34                54               219
   Amortization of intangible assets                1,136              1,299             1,299             1,359             1,370
   Mortgage banking costs                           2,944              3,034             2,869             2,839             3,087
   Change in fair value of mortgage servicing rights1,164               (236)            7,921            (3,613)           (7,081)
   Other expense                                    4,514              8,236             8,612             6,598             5,909
                                            --------------    ---------------     -------------   ---------------    --------------
 Total other operating expense                    132,512            133,991           138,810           122,127           117,379

 Income before taxes                               82,016             78,057            77,497            86,064            85,984
 Federal and state income taxes                    29,223             27,472            24,837            31,080            31,236
                                            --------------    ---------------     -------------   ---------------    --------------

 Net income                                      $ 52,793           $ 50,585          $ 52,660          $ 54,984          $ 54,748
                                            ==============    ===============     =============   ===============    ==============

 Average shares outstanding:
    Basic                                     67,085,310         66,813,519        66,756,458        66,775,117        66,715,396
    Diluted                                   67,574,671         67,359,208        67,325,428        67,317,681        67,260,659

 Earnings per share:
   Basic                                          $ 0.79             $ 0.76            $ 0.79            $ 0.82             $0.82
   Diluted                                        $ 0.78             $ 0.75            $ 0.78            $ 0.82             $0.81

 LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                            Quarter Ended
                                        ---------------------------------------------------------------------------------------
                                          March 31,        December 31,        September 30,     June 30,          March 31,
                                            2007               2006               2006             2006              2006
                                        --------------    ---------------     -------------   ---------------    --------------
Oklahoma:
    Commercial                            $ 3,377,819        $ 3,261,592       $ 3,078,849       $ 3,119,736       $ 2,981,660
    Commercial real estate                    895,585            979,251           968,267           995,953           925,703
    Residential mortgage                      945,147            896,567           878,390           854,723           847,517
    Residential mortgage held for sale         75,011             64,625            58,031            54,026            40,299
    Consumer                                  509,787            512,032           502,622           479,508           468,920
                                        --------------    ---------------     -------------   ---------------    --------------
        Total Oklahoma                      5,803,349          5,714,067         5,486,159         5,503,946         5,264,099

Texas:
    Commercial                              1,797,262          1,722,627         1,557,361         1,548,545         1,420,860
    Commercial real estate                    721,207            670,635           639,327           669,698           604,413
    Residential mortgage                      216,087            213,801           212,114           212,987           200,957
    Consumer                                  105,604             95,652            80,836            84,212            87,669
                                        --------------    ---------------     -------------   ---------------    --------------
        Total Texas                         2,840,160          2,702,715         2,489,638         2,515,442         2,313,899

New Mexico:
    Commercial                                424,539            411,272           387,164           334,984           348,930
    Commercial real estate                    279,203            257,079           219,966           237,020           228,955
    Residential mortgage                       77,800             75,159            76,858            73,281            68,810
    Consumer                                   11,493             13,256            13,899            13,404            13,820
                                        --------------    ---------------     -------------   ---------------    --------------
        Total New Mexico                      793,035            756,766           697,887           658,689           660,515

Arkansas:
    Commercial                                 96,084             95,483            89,849            80,539            74,423
    Commercial real estate                     97,190             94,395            91,158            87,080            80,529
    Residential mortgage                       21,825             23,076            21,923            15,067            13,069
    Consumer                                  103,662             86,017            67,206            51,166            33,548
                                        --------------    ---------------     -------------   ---------------    --------------
        Total Arkansas                        318,761            298,971           270,136           233,852           201,569

Colorado:
    Commercial                                457,758            451,046           353,657           299,380           267,928
    Commercial real estate                    199,736            193,747           170,081           155,453           134,771
    Residential mortgage                       15,501             15,812            17,656            21,113            20,383
    Consumer                                   17,746             26,591            32,647            31,939            31,487
                                        --------------    ---------------     -------------   ---------------    --------------
        Total Colorado                        690,741            687,196           574,041           507,885           454,569

Arizona:
    Commercial                                120,351             96,453            76,013            63,019            52,274
    Commercial real estate                    316,661            207,035           196,286           153,870           120,262
    Residential mortgage                       41,731             31,280            34,772            33,913            26,270
    Consumer                                    8,654              5,947             5,737             6,511             5,098
                                        --------------    ---------------     -------------   ---------------    --------------
        Total Arizona                         487,397            340,715           312,808           257,313           203,904

Kansas:
    Commercial                                168,543            170,411           134,683            93,115            92,746
    Commercial real estate                     41,065             44,398            40,074            23,862            10,327
    Residential mortgage                          200                564               480               364               331
    Consumer                                       43                  -                 -                 -                 -
                                        --------------    ---------------     -------------   ---------------    --------------
        Total Kansas                          209,851            215,373           175,237           117,341           103,404

                                        --------------    ---------------     -------------   ---------------    --------------
TOTAL BOK FINANCIAL                      $ 11,143,294      $ 10,715,803        $ 10,005,906     $ 9,794,468       $ 9,201,959
                                        ==============    ===============     =============   ===============    ==============

 DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                             Quarter Ended
                                         ---------------------------------------------------------------------------------------
                                           March 31,        December 31,        September 30,     June 30,          March 31,
                                             2007               2006               2006             2006              2006
                                         --------------    ---------------     -------------   ---------------    --------------
Oklahoma:
    Demand                                   $ 877,623          $ 915,101         $ 868,502         $ 908,034         $ 950,582
    Interest-bearing:
       Transaction                           3,481,859          3,456,322         3,001,774         2,732,312         2,937,228
       Savings                                  92,678             83,017            83,442            88,218            93,093
       Time                                  2,556,423          2,595,890         2,621,522         2,662,770         2,623,352
                                         --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                   6,130,960          6,135,229         5,706,738         5,483,300         5,653,673
                                         --------------    ---------------     -------------   ---------------    --------------
Total Oklahoma                               7,008,583          7,050,330         6,575,240         6,391,334         6,604,255
                                         --------------    ---------------     -------------   ---------------    --------------

Texas:
    Demand                                     602,315            640,159           582,014           638,157           551,411
    Interest-bearing:
       Transaction                           1,701,382          1,688,131         1,671,993         1,530,491         1,455,856
       Savings                                  24,558             24,074            25,888            26,370            27,827
       Time                                    682,292            829,255           736,316           717,027           726,530
                                         --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                   2,408,232          2,541,460         2,434,197         2,273,888         2,210,213
                                         --------------    ---------------     -------------   ---------------    --------------
Total Texas                                  3,010,547          3,181,619         3,016,211         2,912,045         2,761,624
                                         --------------    ---------------     -------------   ---------------    --------------

New Mexico:
    Demand                                     126,111            124,088           144,138           147,307           159,125
    Interest-bearing:
       Transaction                             464,569            432,342           434,521           410,166           408,160
       Savings                                  17,972             16,417            16,804            16,860            17,805
       Time                                    485,662            490,460           481,993           494,426           483,428
                                         --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                     968,203            939,219           933,318           921,452           909,393
                                         --------------    ---------------     -------------   ---------------    --------------
Total New Mexico                             1,094,314          1,063,307         1,077,456         1,068,759         1,068,518
                                         --------------    ---------------     -------------   ---------------    --------------

Arkansas:
    Demand                                      10,980             12,589            11,914            11,521            11,629
    Interest-bearing:
       Transaction                              21,762             17,905            19,504            20,577            26,675
       Savings                                   1,029              1,010             1,058             1,072             1,051
       Time                                     54,687             57,446            61,966            69,418            73,082
                                         --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                      77,478             76,361            82,528            91,067           100,808
                                         --------------    ---------------     -------------   ---------------    --------------
Total Arkansas                                  88,458             88,950            94,442           102,588           112,437
                                         --------------    ---------------     -------------   ---------------    --------------

Colorado:
    Demand                                      39,821             48,756            38,264            45,214            56,419
    Interest-bearing:
       Transaction                             314,506            328,254           275,714           245,504           258,801
       Savings                                  12,092             12,632            13,037            13,786            16,315
       Time                                    502,880            485,200           421,841           379,239           309,068
                                         --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                     829,478            826,086           710,592           638,529           584,184
                                         --------------    ---------------     -------------   ---------------    --------------
Total Colorado                                 869,299            874,842           748,856           683,743           640,603
                                         --------------    ---------------     -------------   ---------------    --------------

Arizona:
    Demand                                      29,461             39,352            62,234            73,696            55,421
    Interest-bearing:
       Transaction                              67,364             73,729            74,786            67,841            57,400
       Savings                                   1,367              1,978             2,408             2,702             3,380
       Time                                     10,018              6,574             4,549             4,077             4,608
                                         --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                      78,749             82,281            81,743            74,620            65,388
                                         --------------    ---------------     -------------   ---------------    --------------
Total Arizona                                  108,210            121,633           143,977           148,316           120,809
                                         --------------    ---------------     -------------   ---------------    --------------

Kansas:
    Demand                                         325                 14                 -                 -                 -
    Interest-bearing:
       Transaction                                 670                287                 -                 -                 -
       Savings                                      11                  2                 -                 -                 -
       Time                                     28,166              5,721                 -                 -                 -
                                         --------------    ---------------     -------------   ---------------    --------------
    Total interest-bearing                      28,847              6,010                 -                 -                 -
                                         --------------    ---------------     -------------   ---------------    --------------
Total Kansas                                    29,172              6,024                 -                 -                 -
                                         --------------    ---------------     -------------   ---------------    --------------

TOTAL BOK FINANCIAL                       $ 12,208,583      $ 12,386,705        $ 11,656,182    $ 11,306,785       $ 11,308,246
                                         ==============    ===============     =============   ===============    ==============

 NET INTEREST MARGIN TREND - UNAUDITED
 BOK FINANCIAL CORPORATION

                                                                                  Quarter Ended
                                                 ---------------------------------------------------------------------------------
                                                   March 31,       December 31,      September 30,     June 30,       March 31,
                                                     2007              2006             2006             2006           2006
                                                 --------------   ---------------   -------------   --------------- --------------
TAX-EQUIVALENT ASSETS YIELDS
Trading securities                                   7.11%            5.64%            4.13%            4.86%           5.07%
Funds sold and resell agreements                     4.84%            5.46%            5.00%            5.09%           4.58%
Securities:
    Taxable                                          4.86%            4.69%            4.63%            4.75%           4.60%
    Tax-exempt                                       6.09%            5.52%            5.43%            5.12%           5.36%
                                                 --------------   ---------------   -------------   --------------- --------------
Total securities                                     4.93%            4.74%            4.68%            4.77%           4.64%
Total loans                                          7.93%            7.94%            7.99%            7.68%           7.35%
Less Allowance for loan losses                                        -                 -                -              -       -
                                                 --------------   ---------------   -------------   --------------- --------------
Total loans, net                                     8.02%            8.02%            8.08%            7.76%           7.44%
                                                 --------------   ---------------   -------------   --------------- --------------
Total tax-equivalent yield on earning assets         7.02%            6.93%            6.91%            6.71%           6.42%
COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
  Interest-bearing transaction                       3.08%            2.99%            2.88%            2.61%           2.37%
  Savings                                            1.03%            1.04%            0.98%            0.92%           0.86%
  Time                                               4.69%            4.65%            4.46%            4.26%           4.03%
                                                 --------------   ---------------   -------------   --------------- --------------
Total interest-bearing deposits                      3.72%            3.67%            3.54%            3.30%           3.06%
Funds purchased and repurchase agreements            5.16%            5.18%            5.11%            4.87%           4.33%
Other borrowings                                     5.52%            5.50%            5.42%            5.09%           4.60%
Subordinated debt                                    7.09%            6.95%            7.05%            6.76%           6.74%
                                                 --------------   ---------------   -------------   --------------- --------------
Total cost of interest-bearing liabilities           4.14%            4.10%            3.98%            3.73%           3.43%
                                                 --------------   ---------------   -------------   --------------- --------------
Tax-equivalent net interest revenue spread           2.88%            2.83%            2.93%            2.98%           2.99%
Effect of noninterest-bearing funding sources and oth0.44%            0.42%            0.45%            0.42%           0.40%
                                                 --------------   ---------------   -------------   --------------- --------------
Tax-equivalent net interest margin                   3.32%            3.25%            3.38%            3.40%           3.39%
                                                 ==============   ===============   =============   =============== ==============

 CREDIT QUALITY INDICATORS
 BOK FINANCIAL CORPORATION
 (In thousands, except ratios)

                                                                                Quarter Ended
                                                 ------------------------------------------------------------------------------
                                                   March 31,     December 31,    September 30,     June 30,        March 31,
                                                     2007            2006           2006             2006            2006
                                                 -------------- --------------- -------------   ---------------  --------------
 Nonperforming assets:
   Nonaccruing loans                                  $ 31,334        $ 26,055      $ 30,476          $ 30,976        $ 32,229
   Renegotiated loans                                      964           1,111         1,064                 -               -
   Real estate and other repossessed assets              8,414           8,486         9,322             8,257           8,196
                                                 -------------- --------------- -------------   ---------------  --------------
       Total nonperforming assets                     $ 40,712        $ 35,652      $ 40,862          $ 39,233        $ 40,425
                                                 ============== =============== =============   ===============  ==============

 Performing loans 90 days past due                    $ 20,623         $ 5,945       $ 5,076           $ 9,630         $ 3,919

 Gross charge-offs                                     $ 6,387         $ 5,867       $ 8,099           $ 5,881         $ 4,149
 Recoveries                                              3,268           3,079         3,803             2,085           2,564
                                                 -------------- --------------- -------------   ---------------  --------------
 Net charge-offs                                       $ 3,119         $ 2,788       $ 4,296           $ 3,796         $ 1,585
                                                 ============== =============== =============   ===============  ==============

 Provision for credit losses                           $ 6,500         $ 5,953       $ 5,254           $ 3,795         $ 3,400

 Reserve for loan losses to period end loans (A)         1.03%           1.03%         1.06%             1.07%           1.14%
 Combined reserves for credit losses to period end loans 1.21%           1.22%         1.28%             1.30%           1.38%
 Nonperforming assets to period end loans (A)
     and repossessed assets                              0.37%           0.33%         0.41%             0.40%           0.44%
 Net charge-offs (annualized) to average loans (A)       0.12%           0.11%         0.18%             0.16%           0.07%
 Reserve for loan losses to nonaccruing loans          365.01%         420.25%       346.06%           337.44%         323.13%
 Combined reserves for credit losses to nonaccruing
     loans                                             426.91%         500.43%       417.45%           407.62%         391.77%

 (A) excluding residential mortgage loans held for sale